UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 17, 2006
Symantec Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-17781	77-0181864
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

20330 Stevens Creek Blvd., Cupertino, CA		95014
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code (408) 517-8000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EXHIBIT 3.01
EXHIBIT 10.01

Item 1.01. Entry into a Material Definitive Agreement
On January 17, 2006, the Board of Directors (the “Board”) of Symantec Corporation (the “Company”) approved an amended and restated form of Indemnification Agreement (“Indemnification Agreement”). The Indemnification Agreement shall be entered into as soon as practicable between the Company and certain officers, directors and key employees of the Company. In addition, the Company expects to enter into this form of agreement with any new officers and directors joining the Company in the future.
Under the terms of the Indemnification Agreement, the Company will indemnify each director, officer or key employee party to the Indemnification Agreement (each, an “Indemnitee”) to the fullest extent permitted by the Company’s Bylaws and the Delaware General Corporation Law (the “DGCL”) against expenses and damages in connection with claims against the Indemnitee relating to the Indemnitee’s service to the Company. The Indemnification Agreement provides that the Company will pay the expenses of the Indemnitee incurred in any such proceedings prior to final disposition of the claim. However, such an advance will only be provided if the Indemnitee agrees to repay the advance if it is determined that the Indemnitee was not entitled to indemnification under the provisions of the Indemnification Agreement, the Company’s Bylaws or the DGCL. The Company is not required to advance expenses to any Indemnitee if one of the permissible fact finders identified in the Indemnification Agreement determines that the facts known to them demonstrate clearly and convincingly that the Indemnitee acted in bad faith, as set forth in the Indemnification Agreement.
The foregoing does not constitute a complete summary of the terms of the Indemnification Agreement, and reference is made to the complete text of the agreement, which is attached hereto as Exhibit 10.01 and incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On January 17, 2006, the Board approved an amendment to Article VI, Section 6.1 of the Company’s Bylaws, pursuant to which the Company is required to indemnify its officers and directors (or persons serving as officers or directors of other entities at the request of the Company), and may at its discretion indemnify other employees of the Company. In addition, the Board approved an amendment to Article VI, Section 6.2 of the Bylaws, pursuant to which the Company is not required to advance expenses incurred by a person eligible for indemnification in defending a proceeding if one of the permissible fact finders determines that the facts known to them demonstrate clearly and convincingly that the indemnitee acted in bad faith. The Bylaws previously required indemnification of all officers, directors and employees (and persons serving in similar capacities with other entities at the request of the Company.) A copy of the amended Bylaws is filed as Exhibit 3.01 to this Current Report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Exhibit Number	Exhibit Title or Description
3.01	Symantec Corporation Bylaws, as amended

10.01*	Form of Indemnification Agreement, for Officers, Directors and Key Employees

* Management contract or compensatory plan or arrangement.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symantec Corporation
Date: January 23, 2006	By:	/s/ Arthur F. Courville
Arthur F. Courville
Senior Vice President, Corporate Legal Affairs, and Secretary

Exhibit Index

Exhibit Number	Exhibit Title or Description
3.01	Symantec Corporation Bylaws, as amended

10.01*	Form of Indemnification Agreement, for Officers, Directors and Key Employees

* Management contract or compensatory plan or arrangement.